UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
QUINCE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

611 Gateway Boulevard, Suite 273
South San Francisco, California
94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, June 4, 2025

You are cordially invited to attend the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Quince Therapeutics, Inc., or the Company, on Wednesday, June, 4, 2025 at 10:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted via live webcast on the internet at https://web.lumiconnect.com/294872708. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://ir.quincetx.com.
The matters expected to be acted upon at the Annual Meeting are described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Annual Meeting materials include this notice, the Notice of Internet Availability of Proxy Materials, the proxy statement, our annual report and the proxy card, each of which is available at https://www.astproxyportal.com/ast/22818/.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about Wednesday, April 23, 2025, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on Wednesday, April 16, 2025 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,
/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer, Chief Medical Officer, and Director

April 23, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2025: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE FREE OF CHARGE AT HTTP://WWW.ASTPROXYPORTAL.COM/AST/22818.

QUINCE THERAPEUTICS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, June 4, 2025 at 10:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held via live webcast on the internet at https://web.lumiconnect.com/294872708.

Items of Business:	1.Elect the board of directors’ three Class III nominees for director to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified.

2.Approve an amendment to the Company’s amended and restated certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares.

3.Approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion.

4.Ratify the selection of BDO USA, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

5.Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this Notice.

6.Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on Wednesday, April 16, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://ir.quincetx.com or, if you are a registered holder, contact our transfer agent, EQ Transfer Agent Services, through its website https://equiniti.com/us/ast-access or by phone at (800) 937-5449.

By Order of the Board of Directors,

/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer, Chief Medical Officer, and Director

April 23, 2025

i

QUINCE THERAPEUTICS, INC.
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 4, 2025
APRIL 23, 2025
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of our board of directors of Quince Therapeutics, Inc., or Quince, for use at Quince’s 2025 Annual Meeting of Stockholders, or the Annual Meeting or the meeting, to be held on Wednesday, June 4, 2025 at 10:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiconnect.com/294872708. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Quince” refer to Quince Therapeutics, Inc.
INTERNET AVAILABILITY OF PROXY MATERIALS
We will mail, on or about Wednesday, April 23, 2025, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on Wednesday, April 16, 2025 or the Record Date. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2024, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person online.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:What is the purpose of the meeting?
A:At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.
Q:What proposals are scheduled to be voted on at the meeting?
A:Stockholders will be asked to vote on the following proposals at the meeting:
1.to elect June Bray, Christopher J. Senner, and Rajiv Patni, M.D. as Class III directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;
2.to approve an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares;
3.to approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion;
4.to ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
5.to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

Q:Could matters other than Proposals One through Five be decided at the meeting?
A:Our amended and restated bylaws ("Bylaws") require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Quince, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.
Q:How does the board of directors recommend I vote on these proposals?
A:Our board of directors recommends that you vote your shares:
•“FOR ALL” nominees to the board of directors (Proposal 1);
•“FOR” an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares (Proposal 2);
•“FOR” an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock (Proposal 3);
•“FOR” the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 4); and
•“FOR”, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement (Proposal 5).
Q:Who may vote at the Annual Meeting?
A:Stockholders of record as of the close of business on Wednesday, April 16, 2025, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 44,122,942 shares of our common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Quince.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Equiniti Trust Company, LLC at least two (2) weeks in advance of the Annual Meeting.
Q:How do I vote?
A:You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
•vote by telephone or through the internet – in order to do so, please follow the instructions shown on your Notice or proxy card;
•vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
•vote in person – you may virtually attend and participate in the Annual Meeting online at https://web.lumiconnect.com/294872708 and vote your shares electronically before the polls close during the Annual Meeting. The password for the meeting is quince2025.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on Tuesday, June 3, 2025. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:How do I vote by internet or telephone?
A:If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting virtually.
The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.
Q:What shares can I vote?
A:Each share of Quince common stock issued and outstanding as of the close of business on Wednesday, April 16, 2025, is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of Wednesday, April 16, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Q:How many votes am I entitled to per share?
A:Each holder of shares of common stock is entitled to one vote for each share of common stock held as of Wednesday, April 16, 2025.
Q:What is the quorum requirement for the meeting?
A:The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person online or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy. Abstentions and broker non-votes will be counted towards the quorum requirement.
Q:What is the vote required for adoption or approval of each proposal and how will the votes be counted?
A:The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions or withhold votes, as applicable, and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold Votes, as Applicable	Effect of Broker Non- Votes	Board Recommendations

1	Election of Directors	Nominees receiving the most “For” votes will be elected.	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees

2	Share Increase	“For” votes from the holders of a majority of votes cast affirmatively or negatively.	FOR, AGAINST, or ABSTAIN	No Effect	Brokers are permitted to vote on this proposal	FOR

3	Reverse Stock Split	“For” votes from the holders of a majority of votes cast affirmatively or negatively.	FOR, AGAINST, or ABSTAIN	No Effect	Brokers are permitted to vote on this proposal	FOR

4	Auditor Ratification	“For” votes from the holders of a majority of votes cast affirmatively or negatively.	FOR, AGAINST, or ABSTAIN	No Effect	Brokers are permitted to vote on this proposal	FOR

5	Advisory approval of the compensation of our named executive officers	“For” votes from the holders of a majority of votes cast affirmatively or negatively.	FOR, AGAINST, or ABSTAIN	No Effect	No Effect	FOR
Q:If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
A:If you are a beneficial owner of shares held in “street name” and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposal 1 and Proposal 5 are considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposals 2, 3, and 4 are considered to be “routine” matters, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2, 3, and 4.
Q:What are “broker non-votes”?
A:As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine”, the broker, bank or other securities intermediary cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposals 2, 3, and 4 are considered to be “routine” matters and we therefore expect brokers, banks or other securities intermediaries to vote on that proposal. Proposals 1 and 5 are considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with each proposal.
Accordingly, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.
Q:What is a proxy?
A:If you are a stockholder of record and you designate another person or entity to vote shares that you own of record, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy on how to vote your shares. This is referred to as your “proxy vote”.
Q:If I submit a proxy, how will it be voted?
A:When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q:What should I do if I get more than one proxy or voting instruction card?
A:Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.
Q:Can I change my vote or revoke my proxy?
A:You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting. If you are the stockholder of record, you may change your vote by:
•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•providing a written notice of revocation to Quince’s Secretary at Quince Therapeutics, Inc., 611 Gateway Boulevard, Suite 273, South San Francisco, California, 94080, prior to your shares being voted; or
•participating in the Annual Meeting and voting electronically online at https://web.lumiconnect.com/294872708. The password for the meeting is quince2025. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at https://web.lumiconnect.com/294872708.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Q:How can I attend the Annual Meeting in person?
A:There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of Wednesday, April 16, 2025, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.
Q:How can I participate in the Annual Meeting?
A:The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting https://web.lumiconnect.com/294872708. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, go to https://web.lumiconnect.com/294872708 and follow the on screen instructions. Please have each Notice or proxy card you received in hand as you will need information specified therein.
The meeting webcast will begin promptly at 10:00 am, Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations.
Q:If I miss the Annual Meeting, will there be a copy posted online?
A:Yes, we plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations.
Q:Can I submit questions prior to the meeting?
A:No, you can only submit questions during the meeting. We will post answers to stockholders’ questions that are relevant to our business received during the Annual Meeting on our Investor Relations website shortly after the meeting.
Q:What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please log into https://www.lumiglobal.com/faq.
Q:How can I get electronic access to the proxy materials?
A:The Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting through the internet; and
•instruct us to send our future proxy materials to you electronically by email.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:Who will tabulate the votes?
A:A representative of Equiniti Trust Company, LLC will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:Where can I find the voting results of the Annual Meeting?
A:We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:What if I have questions about my Quince shares or need to change my mailing address?
A:You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, through its website at https://equiniti.com/us/ast-access or by U.S. mail at Attn: EQ Mail Services, c/o DFX Logistics, 1 United Lane, Teterboro, NJ, 07608 if you have questions about your Quince shares or need to change your mailing address.
Q:Who is soliciting my proxy and paying for the expense of solicitation?
A:The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.
Q:When are stockholder proposals due for next year’s annual meeting?
A:Requirements for stockholder proposals to be considered for inclusion in our proxy materials:
Our Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office. Our current principal executive office is located at 611 Gateway Boulevard, Suite 273, South San Francisco, California, 94080. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2026 annual meeting of stockholders, stockholder proposals must be received by our Secretary no later than December 24, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for stockholder proposals to be brought before the annual meeting:
Our Bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2026 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive office:
•not earlier than the close of business on February 4, 2026, and
•not later than the close of business on March 6, 2026.
If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after June 4, 2026 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:
•not earlier than the close of business on the 120th day prior to such annual meeting, and
•not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. If a stockholder who has notified Quince of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Quince does not need to present the proposal for vote at such meeting. In addition to satisfying the deadlines in the “advance notice” provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Quince’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.
Classified Board
At this time, our board of directors believes that the classified board structure is in the best interests of the Company and its stockholders. The classified board structure and corresponding three-year terms are intended to ensure that our directors have sufficient institutional knowledge of our business, corporate strategy and corporate objectives while also allowing for corporate continuity and stability of the board of directors, promoting the balance of long-term and short-term interests of the Company and its stockholders. Our board of directors believes a three-year term in office also allows our directors to stay focused on long-term value creation. Further, our board of directors believes that a classified board structure enables us to attract and retain diverse and highly qualified individuals willing to commit the time and dedication necessary to understand our business, its operations and its competitive environment. For example, a substantial amount of diversity on our Board is represented by directors who have joined our board of directors in the last three years. The structure also safeguards us from third-party takeover attempts, as it will require a longer period to change the majority control of the board of directors.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its Chairperson in any way that it considers in the best interests of our company, and that our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. In addition, our Corporate Governance Guidelines provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, our board of directors will designate a Lead Independent Director. We established a Lead Independent Director role with broad authority and responsibility, as described further below. The independent members of the board of directors also meet in executive session without management, which provides the board of directors with the benefit of having the perspective of independent directors. The Lead Independent Director presides over these executive sessions.
David A. Lamond serves as the Chairperson of our board of directors. Una Ryan, OBE, Ph.D. serves as our Lead Independent Director. We believe the leadership structure reinforces the independence of our board of directors in its oversight of the business and affairs of our Company. In addition, we believe that having separate CEO, independent Chairperson and Lead Independent Director positions creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our board of director to monitor whether management’s actions are in the best interests of our Company and its stockholders. Our board of directors believes that our Company and stockholders are best served by maintaining flexibility to determine whether and when the Chairperson and CEO positions should be separate or combined to provide the best leadership for our Company.
Lead Independent Director
Our board of directors appointed Una Ryan, OBE, Ph.D. to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include:
•presiding at executive sessions of independent directors;

•serving as a liaison between the Chairperson and the independent directors;
•consulting with the Chairperson regarding the information sent to our board of directors in connection with its meetings;
•having the authority to call meetings of our board of directors and meetings of the independent directors;
•being available under appropriate circumstances for consultation and direct communication with stockholders;
•encouraging and facilitating direct dialogue between all directors (particularly those with dissenting views) and management; and
•performing such other functions and responsibilities as requested by our board of directors from time to time.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, and compliance and reputational risks. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking.
We believe this division of responsibilities is an effective approach for addressing the risks we currently face and that our board leadership structure supports this approach.
Independence of Directors
The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the non-management members of our board of directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each of the members of our board of directors, other than Dr. Thye, our Chief Executive Officer, is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.
Audit Committee
Our audit committee is currently composed of Christopher J. Senner, who is the chair of our audit committee, June Bray and Una Ryan, OBE, Ph.D. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Senner is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Exchange Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
Our audit committee, among other things:
•selects a firm to serve as the independent registered public accounting firm to audit our financial statements;
•helps to ensure the independence of the independent registered public accounting firm;
•discusses the scope and plan of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year end operating results;
•develops procedures for employees to anonymously submit concerns about questionable accounting or auditing matters;
•considers the adequacy of our internal accounting controls and audit procedures;
•reviews and discusses with management and, as appropriate, the independent auditor, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures;
•reviews the adequacy and effectiveness of our information security policies and practices and the internal controls regarding information security, including those concerning data privacy, cybersecurity and backup of information systems;
•reviews and approves any proposed transaction between our company and any related party; and
•approves the fees and other compensation to be paid to our independent registered public accounting firm, and preapproves all audit and non-audit related services provided by our independent registered public accounting firm.
Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.
Compensation Committee
Our compensation committee is currently composed of David A. Lamond, who is the chair of our compensation committee, Margaret A. McLoughlin, Ph.D. and Rajiv Patni, M.D. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee, among other things:
•reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;
•administers our cash-based and equity-based incentive plans;
•reviews the board of directors in its oversight of the development, implementation and effectiveness of our policies and strategies relating to human capital management, including but not limited to policies and strategies regarding recruiting, selection, career development and progression, and diversity and employment practice; and
•establishes and reviews general policies relating to compensation and benefits of our employees.
The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.
Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.
Compensation Committee Processes and Procedures
Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is developed by the chair of the compensation committee. The compensation committee meets regularly in executive session. In addition, members of management and other employees as well as outside advisors or consultants are regularly invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. However, the compensation committee meets regularly without such members present, and in all cases members of management are not present during the portion of meetings at which their compensation or performance is discussed or determined. Under the charter of the compensation committee, the compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties, including compensation consultants to assist in its evaluation of executive and director compensation. Under the charter, before selecting a compensation consultant, legal counsel or other adviser, the compensation committee must consider all factors related to the independence of such advisors, including those specified by the Nasdaq listing rules.
The compensation committee retained Compensia, Inc., or Compensia, as its independent compensation consultant. The compensation committee requested that Compensia assist in evaluating the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals and in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy and to ensure that our compensation programs remain competitive in attracting and retaining talented executives. At the request of the compensation committee, Compensia also conducted individual interviews with members of the compensation committee and senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete.
In addition, as part of its engagement, our compensation committee requested that Compensia develop a group of peer companies to use as a reference in making compensation decisions, evaluating current pay practices and considering different compensation programs and best practices. Following an active dialogue with Compensia, the compensation committee recommended that the board of directors approve the recommendations of Compensia.
Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is currently composed of David A. Lamond, who is the chair of our nominating and corporate governance committee, Margaret A. McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee, among other things:
•identifies, evaluates and recommends nominees to our board of directors and committees of our board of directors;
•conducts searches for appropriate directors;
•evaluates the performance of our board of directors and of individual directors;
•considers and makes recommendations to the board of directors regarding the composition of the board and its committees;
•reviews developments in corporate governance practices;
•evaluates the adequacy of our corporate governance practices and reporting; and
•makes recommendations to our board of directors concerning corporate governance matters.
Our nominating and corporate governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2024: (i) our board of directors met four (4) times; (ii) our audit committee met four (4) times; (iii) our compensation committee met three (3) times; and (iv) our nominating and corporate governance committee met two (2) times.
During 2024, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Composition
Due to the global and complex nature of our business, the Board believes it is important to consider education, age, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives. Our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively. The Board fully appreciates the value of a diversity of viewpoints, background and experiences as important to the selection of directors to enhance the Board’s cognitive diversity and quality of dialogue in the Boardroom. Our nominating and corporate governance committee is committed to actively seeking out and will instruct any search firm it engages to identify, individuals who will contribute to the overall diversity of the board of directors to be included in the pool of candidates from which nominees to the board of directors are selected.

Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. The 2024 Annual meeting was attended by five of eight then-serving directors.

Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so by letters addressed to our Secretary.

All communications are reviewed by the Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Quince Therapeutics, Inc.
611 Gateway Boulevard, Suite 273
South San Francisco, California 94080
Attn: Secretary
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Hedging and Pledging Policy
Under the terms of our insider trading policy, no directors, officers, employees, and consultants are prohibited from engaging in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, our insider trading policy prohibits such persons from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well as pledging our securities as collateral for a loan.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Our audit committee has reviewed and discussed with our management and BDO USA, P.C., our audited financial statements for the fiscal year ended December 31, 2024. Our audit committee has also discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with BDO USA, P.C. its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by the Audit Committee
Christopher J. Senner, Chair
June Bray
Una Ryan, OBE, Ph.D.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, and stockholders. The Committee has engaged and may engage in the future consultants or third-party search firms to assist in identifying and evaluating potential nominees using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth under “When are stockholder proposals due for next year’s annual meeting?”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of eight directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our Bylaws. There are three directors in Class III whose term of office expires in 2025, June Bray, Christopher J. Senner, and Rajiv Patni, M.D., who will stand for election at the Annual Meeting. At the recommendation of our nominating and corporate governance committee, our board of directors nominated each of Ms. Bray, Mr. Senner, and Dr. Patni for election at the Annual Meeting as a Class III director for a three-year term expiring at our 2028 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. All three of the nominees are current directors, and, if elected, will be continuing their roles on our board of directors. All of the Company’s incumbent directors have previously been elected by our stockholders, other than Dr. Patni, who was appointed by our Board effective as of February 15, 2024. Dr. Patni’s candidacy was recommended by a non-management director.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Nominees for Election for a Three-year Term Expiring at the 2028 Annual Meeting
The nominees and their ages, occupations and lengths of service on our board of directors as of April 16, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
June Bray(1)	71	Director	June 2022
Christopher J. Senner	57	Director	March 2019
Rajiv Patni, M.D. (2)	56	Director	February 2024
(1)Member of our audit committee
(2)Member of our compensation committee
June Bray has served on our board of directors since June 2022. Ms. Bray has been a member of the board of directors of BioXcel Therapeutics, Inc. since March 2021 and Travecta Therapeutics from October 2021 to October 2022. Ms. Bray has been a member of the advisory board of Formation Bio, a technology driven pharmaceutical company, since 2022. Previously, she served as Senior Vice President, Global Regulatory Affairs and Medical Writing at Allergan, where she was responsible for regulatory strategies on development projects and lifecycle management in all therapeutic areas, including psychiatry and neurology. Ms. Bray also served as Vice President, Regulatory Affairs at Organon (now Merck), where she led regulatory activities for development and marketed products. Earlier in her career, Ms. Bray held numerous roles of increasing responsibility over a 25-year period at Berlex Laboratories, Inc. (now Bayer HealthCare Pharmaceuticals). She began her pharmaceutical career in sterile manufacturing at Hoechst-Roussel Pharmaceuticals (now Sanofi-Aventis). Ms. Bray holds a B.S. in Pharmacy from the University of Rhode Island and an MBA in Pharmaceutical Marketing from Fairleigh Dickinson University. We believe that Ms. Bray’s extensive experience in developing global regulatory strategies for product candidates qualifies her to serve as a director.
Christopher J. Senner has served on our board of directors since March 2019. Mr. Senner has served as Executive Vice President and Chief Financial Officer for Exelixis, Inc. since 2015. Prior to joining Exelixis, Inc., Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a biopharmaceutical company, from 2010 to 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent 18 years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s United States pharmaceuticals business and the BioPharma business unit. Mr. Senner holds an undergraduate degree in Finance from Bentley College. We believe that Mr. Senner’s extensive executive and professional experience in the biotechnology industry qualifies him to serve as a director.
Rajiv Patni, M.D., has served on our board of directors since February 2024. Since December 2023, Dr. Patni has served as Strategic Clinical Advisor to the Chief Executive Officer and Board of Directors of BioXcel Therapeutics, Inc., a biopharmaceutical company. Prior to that, Dr. Patni served as Executive Vice President and Chief Research and

Development Officer of Reata Pharmaceuticals, Inc., a pharmaceutical company, from June 2023 until its acquisition by Biogen Inc. in September 2023. Prior to joining Reata, Dr. Patni served as Chief Medical Officer at Global Blood Therapeutics, Inc., a biopharmaceutical company, from August 2020 to June 2023. From February 2020 to July 2020, Dr. Patni served as Chief Medical Officer at Portola Pharmaceuticals, Inc., a biopharmaceutical company, and from June 2015 to January 2020, Dr. Patni served as Chief Medical Officer at Adamas Pharmaceuticals, Inc, a biopharmaceutical company. Early in his career, Dr. Patni worked at Pfizer Inc., Roche Holding AG, Actelion Pharmaceuticals US, Inc., and Ocera Therapeutics Inc., where he held positions of increasing responsibility. Dr. Patni received his M.D. from the Icahn School of Medicine at Mount Sinai as part of an accelerated B.S./M.D. program. He completed an internal medicine residency and adult cardiology fellowship at the Albert Einstein College of Medicine. We believe that Dr. Patni’s professional experience from translational to registrational studies and regulatory agency negotiation in several rare diseases and extensive executive experience in the biotechnology industry qualify him to serve as a director.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 16, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class I Directors:
Margaret A. McLoughlin, Ph.D.(2)(3)	62	Director	December 2015
Una Ryan, OBE, Ph.D.(1)(3)	83	Director and Lead Independent Director	January 2019
Class II Directors:
Dirk Thye, M.D.	55	Chief Executive Officer, Chief Medical Officer and Director	May 2022
David A. Lamond (2)(3)	50	Director and Chairperson of the Board	December 2015
Luca Benatti, Ph.D.	64	Director	October 2023
(1)Member of our audit committee
(2)Member of our compensation committee
(3)Member of our nominating and corporate governance committee
Directors Continuing in Office Until the 2026 Annual Meeting
Margaret A. McLoughlin, Ph.D., has served on our board of directors since December 2015. From January 2014 to April 2019, Dr. McLoughlin served as an Executive Director in World Wide Business Development, at Pfizer Inc. focusing on venture investments, and from June 2018 to April 2019, she was a Partner in Pfizer Ventures, a venture capital arm of Pfizer Inc. focused on companies working in areas aligned with the future directions of Pfizer Inc. Dr. McLoughlin served as a director on the board of directors of 4D Molecular Therapeutics, System1 Biosciences and Adapsyn Biosciences. Dr. McLoughlin joined Pfizer Inc. in 2001 and prior to focusing on venture investments, had roles of increasing responsibility within Worldwide Business Development where she led transactions with multiple biotech companies, academic institutions and other large pharma companies. Prior to working at Pfizer Inc., Dr. McLoughlin served as a Director in Yale’s Office of Cooperative Research for two years. Dr. McLoughlin served in various positions at Mallinckrodt Medical from 1992 to 1999, holding positions in Discovery Research, followed by Technology Planning. Dr. McLoughlin holds a B.S. in Chemistry from the University of California, Irvine and a Ph.D. in Chemistry from the University of California, Santa Barbara. We believe that Dr. McLoughlin is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards, which provides an important perspective on operations and corporate governance matters, as well as her education in biotechnology.
Una Ryan, OBE, Ph.D., has served on our board of directors since January 2019. Dr. Ryan has served as a Managing Director at Golden Seeds LLC since 2012, a Partner at Astia Angel since 2012, and a Limited Partner at Breakout Ventures since 2016. She was Chairman of The Bay Area BioEconomy Initiative from 2012 to 2015. Dr. Ryan served as the President and Chief Executive Officer at Waltham Technologies, Inc. from 2008 to 2010. She served as the Chief Executive Officer, President and Chief Operating Officer of AVANT Immunotherapeutics Inc. from 1998 to 2008 (which then became known as Celldex, Inc). She also served as the President and Chief Executive Officer of Diagnostics for All, or DFA, from 2009 to 2012 and as Director of Health Sciences at Monsanto Corporation from 1989 to 1993. Dr. Ryan serves on the board of directors of the following private companies: RenovoRx and Elemental Machines. She also serves on the board of directors of the following non-profit entities: Cambridge in America, the University of Bristol Foundation and the San Francisco Art Institute. Dr. Ryan previously served as a director on the board of directors for AVANT Immunotherapeutics, Inc, AMRIGlobal, Inc, BayBio, MassBio, BIO, or Biotechnology Innovation Organization, New England Healthcare Institute, Board of Associates of the Whitehead Institute and Strategy & Policy Council of the MIT Center for Biomedical Innovation. Dr. Ryan holds a B.S. in Zoology, Microbiology, Chemistry from Bristol University and a Ph.D. in Cellular and Molecular Biology from Cambridge University. Dr. Ryan was awarded the Order of the British Empire for services to biotechnology. We believe that Dr. Ryan is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards of companies, which provides an important perspective on operations and corporate governance matters.
Directors Continuing in Office Until the 2027 Annual Meeting
Dirk Thye, M.D. has served as our Chief Executive Officer and member of the Board of Directors since May 2022 and Chief Medical Officer since January 2024. Prior to joining Quince Therapeutics, Inc., he served as the Chief Executive Officer of Novosteo Inc. from September 2021 to May 2022. Previously, Dr. Thye was the Executive Chairman of Geom Therapeutics, Inc. from January 2016 to July 2020 and the Chief Executive Officer of Agenovir Corporation from September 2016 to January 2018. Dr. Thye holds a M.D. from the University of California, Los Angeles and a B.A. in Molecular Biology from the University of California, Berkeley. We believe that Dr. Thye’s extensive experience in the biotechnology industry as an executive officer, as well as his education in biotechnology qualifies him to serve as a director.
David A. Lamond has served on our board of directors since December 2015. Mr. Lamond has served as the president of En Pointe LLC, an investment firm, since 2016. He served as the President, Chief Executive Officer and Chief Investment Officer of Lamond Capital Partners LLC from 2011 to 2016. He also serves on the board of directors of EG 427, a biotechnology company, Inquis Medical, a medical device company and Windfall Data, an analytics company. He previously served on the board of Applied Molecular Transport, a biotechnology company, and Arrinex, a medical device company until its acquisition by Stryker Corporation in February 2019. Mr. Lamond holds a B.A. in History from Duke University and a J.D. from Duke Law School. We believe that Mr. Lamond is qualified to serve as a director because his extensive experience with important ecosystem partners and his service on a number of boards provides an important perspective on operations, finance and corporate governance matters.
Luca Benatti, Ph.D. has served on our board of directors since October 2023. Dr. Benatti is currently Chief Executive Officer at Ted Pharma. Dr. Benatti has served as the Chief Executive Officer and a director of EryDel S.p.A., a private biotechnology company focused on rare diseases since June 2012. Prior to joining EryDel S.p.A, from 1998 till May 2012, Dr. Benatti was Chief Executive Officer of Newron Pharmaceuticals S.p.A., a publicly traded biopharmaceutical company that Dr. Benatti co-founded. From 1985 to 1998, Dr. Benatti held various research and development positions at Pharmacia & Upjohn and its predecessor companies. Dr. Benatti has authored several scientific publications and holds a number of patents. Dr. Benatti currently serves as a director of Newron Pharmaceuticals S.p.A., Metis Precision Medicine, and CasRevolution. Dr. Benatti also serves as chairman of Italian Angels for Biotech, a member of the Advisory Board of the Sofinnova Telethon Fund, as chairman of the Scientific Advisory Board of Gain Therapeutics, and a member of the Development Advisory Boards of Zambon S.p.A. Dr. Benatti graduated from and performed his post-doctoral training at the Milano Genetics Institute. We believe that Dr. Benatti’s extensive executive and professional experience in the biotechnology industry qualify him to serve as a director.
There are no family relationships among our directors and executive officers.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS III DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
The board of directors is requesting stockholder approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized number of shares of common stock from 100,000,000 shares to 250,000,000 shares. The text of the proposed form of Certificate of Amendment to our amended and restated certificate of incorporation is attached hereto as Appendix A.
The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s amended and restated certificate of incorporation with the Secretary of State of the State of Delaware.
In addition to the 44,122,942 shares of common stock outstanding on the Record Date, the board of directors has reserved an aggregate of (i) 10,339,178 shares of common stock for outstanding stock awards under the Company’s 2019 Equity Incentive Plan, (ii) 1,169,969 shares of common stock for future issuance under the Company’s 2019 Equity Incentive Plan, (iii) 163,839 shares of common stock for outstanding stock awards under the Novosteo 2019 Equity Incentive Plan, (iv) 246,797 shares of common stock for future issuance under the Novosteo 2019 Equity Incentive Plan, (v) 2,333,306 shares of common stock for outstanding stock awards under the Company’s 2022 Inducement Plan, (vi) 1,666,694 shares of common stock for future issuance under the Company’s 2022 Inducement Plan, and (vii) 2,364,278 shares of common stock for future issuance under the Company's 2019 Employee Stock Purchase Plan.
As of December 31, 2024, we had $40.8 million in cash, cash equivalents and short-term investments. Our existing capital resources will not be sufficient to enable us to complete our clinical development for our lead product candidate, encapsulated dexamethasone sodium phosphate encapsulated in patient's own red blood cells (previously referred to as EryDex) ("eDSP"). We will need to raise substantial additional funds in the future in order to complete the development of eDSP and seek regulatory approval thereof, to expand our manufacturing capabilities, and to commercialize eDSP, if approved by the FDA. To date, we have not derived any revenue from sales of any products. Our operations to date have been limited to organizing and staffing our company, acquiring, developing and securing our technology, undertaking non-clinical studies and clinical trials of our sole product candidate, eDSP, and past product candidates that we have subsequently discontinued, and engaging in research and development. Since our inception, we primarily have financed our operations through the sale of equity securities, interest income on our marketable securities and payments we received under our collaborative and licensing arrangements. We have no committed sources of capital. Until we can generate sufficient product revenues, if ever, we expect to finance future cash needs through public or private equity or equity-linked offerings, debt financings or collaboration and licensing arrangements (which arrangements can also involve the possibility of an equity investment).
Given our currently issued and outstanding shares and shares reserved for future issuance, we have very little available unissued and unreserved authorized shares to meet the needs of our business. Accordingly, if we are unable to obtain approval of this Proposal 2, our business, our prospects could be severely and irreparably harmed.
Although at present, the board of directors has no other plans to issue the additional shares of common stock, the board of directors desires to have the shares available to provide flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company’s business or pipeline through the acquisition of other businesses or product candidates; and other purposes. Although this Proposal 2 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the board of directors currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by Quince to oppose a hostile takeover attempt or to delay or prevent changes in control or management of Quince. For example, without further stockholder approval, the board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK
Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our certificate of incorporation, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio of one-for-ten or the Reverse Stock Split. The form of proposed amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix B to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary or advisable to effect the proposed amendment of the certificate of incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will affect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the board of directors, but will not increase the par value of the common stock and will not change the number of authorized shares of the common stock. If the board of directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the board of directors will seek stockholder approval before implementing any Reverse Stock Split after that time.
By approving this proposal, stockholders will approve the amendment to our certificate of incorporation pursuant to which ten shares of outstanding common stock, would be combined into one share of common stock and authorize our board of directors to file one certificate of amendment, as determined by our board of directors in the manner described herein. If approved, our board of directors may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the certificate of incorporation.
The Reverse Stock Split will take effect, if at all, only after it is (i) approved by the affirmative vote of a majority of the shares of outstanding common stock cast at the annual meeting and entitled to vote on the matter, (ii) is deemed by the board of directors to be in the best interests of the Company and its stockholders, and (iii) after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the board of directors, but will not increase the par value of the common stock, and will not change the number of authorized shares of the Common Stock. If the board of directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the board of directors will seek stockholder approval before implementing any Reverse Stock Split after that time. You should keep in mind that the implementation of a reverse stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it.
Nasdaq Listing Compliance
Our common stock is listed on the Nasdaq Global Select Market under the symbol “QNCX.” To maintain a listing on the Nasdaq Global Select Market, we must satisfy various listing maintenance standards established by Nasdaq. If we are unable to meet the Nasdaq Global Select Market requirements, our common stock will be subject to delisting.
Among other things, we are required to comply with the continued listing requirements of the Nasdaq Global Select Market, including that the common stock maintain a minimum bid price of $1.00 on the Nasdaq Global Select Market or the Minimum Bid Price Requirement. We currently satisfy this Minimum Bid Price Requirement.
Reasons for the Reverse Stock Split
On June 20, 2024, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Minimum Bid Price Requirement for continued listing on the Nasdaq Global Select Market. While we regained compliance with the Minimum Bid Price Requirement, our board of directors believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our common stock on the Nasdaq Global Select Market and generate greater investor interest in the Company. If our common stock were delisted from the Nasdaq Global Select Market, the board of directors believes that such delisting would adversely affect the market liquidity of our common stock, decrease the market price of our common stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company. In the event that our stockholders fail to approve this proposal, the Company could be prevented in the future from complying with the Minimum Bid Price Requirement or other Nasdaq listing requirements.

Our board of directors has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Minimum Bid Price Requirement. Our board of directors also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our board of directors believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our board of directors anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.
If this Proposal Three is approved by the holders of the common stock voting together as a single class and our board of directors decides to implement the Reverse Stock Split, our board of directors will determine whether to effect a Reverse Stock Split at a ratio of one-for-ten.
We believe that maintaining listing on the Nasdaq Global Select Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Global Select Market. Among other factors, trading on the Nasdaq Global Select Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Global Select Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Global Select Market as compared with the OTC markets.
Criteria to be Used for Determining Whether to Implement Reverse Stock Split
In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of this Proposal 3, our board of directors may consider, among other things, various factors, such as:
•the historical trading price and trading volume of our common stock;
•the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;
•the continued listing requirements for our common stock on the Nasdaq Global Select Market;
•which Reverse Stock Split ratio would result in the least administrative cost to us; and
•prevailing general market and economic conditions.
The failure of our stockholders to approve this Proposal 3 could have serious, adverse effects on us and our stockholders. We could be delisted from the Nasdaq Global Select Market because shares of common stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If the Nasdaq Global Select Market delists the common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.
Our board of directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of our Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing our board of directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Effects of the Reverse Stock Split
The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Quince, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. After the Reverse Stock Split, each share of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.
The Reverse Stock Split would reduce the number of shares of common stock available for issuance under our 2019 Equity Incentive Plan or the 2019 Plan, our 2019 Employee Stock Purchase Plan or the ESPP, our 2022 Inducement Plan, and the Novosteo 2019 Equity Incentive Plan, in proportion to the reverse split ratio of the Reverse Stock Split.
Similarly, under the terms of the 2019 Plan and the agreements governing the Company’s outstanding stock options, the Reverse Stock Split will effect a reduction in the number of shares of the Company’s common stock issuable upon the vesting of such stock options in proportion to the reverse split ratio of the Reverse Stock Split. In connection with the Reverse Stock Split, the number of shares of the Company’s common stock issuable upon the vesting of outstanding stock options will be rounded down to the nearest whole share, and no cash payment will be made in respect of such rounding.
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Exchange Act.
The number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split at the exchange ratio of one-for-ten, based on the 44,122,942 shares of common stock outstanding as of the Record Date is 4,412,294. This estimate does not account for fractional shares that will be paid in cash.
If a stockholder owns 10,000 shares of common stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own 1,000 shares in the case of a Reverse Stock Split at the ratio of one-for-ten.
Accounting Matters
The Reverse Stock Split will not affect the par value of the common stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the exchange ratio selected by our board of directors for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of the common stock will be decreased because there will be fewer shares of common stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, restricted stock units and warrants to purchase or acquire, as applicable, shares of common stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split.
Cash Payment in Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the common stock as reported on the Nasdaq Global Select Market on the effective date of the certificate of amendment to the Certificate of Incorporation by (ii) the number of shares of common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 9 shares (if we were to implement the one-for-ten Reverse Stock Split) of common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the number of stockholders that hold less than 10 shares as of the effective date of the Reverse Stock Split. As of the Record Date, there were approximately 40 holders of record of the common stock, of which one was a holder of fewer than 10 shares of common stock. As a result of the Reverse Stock Split, assuming a Reverse Stock Split ratio of one-for-ten, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to 39.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Certain Risks Associated with the Reverse Stock Split
Before voting on this Proposal Three, stockholders should consider the following risks associated with effecting a Reverse Stock Split:
•Although we expect that a Reverse Stock Split will result in an increase in the market price of the common stock, we cannot assure you that a Reverse Stock Split will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of the common stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of the common stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.
•Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Global Select Market.
•A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
•Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.
•The implementation of the Reverse Stock Split will effectively result in an increase in the authorized number of shares of common stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.
Potential Anti-Takeover Effect of the Reverse Stock Split
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase relative to the number of shares of common stock that are issued and outstanding prior to the Reverse Stock Split. While this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Quince with another company), Proposal Three is not being proposed in response to any effort of which we are aware to accumulate shares of the common stock or to obtain control of Quince.
Effective Date
If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our board of directors to be in the best interests of Quince and our stockholders and we file the amendment to our certificate of incorporation. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all of the pre-Reverse Stock Split shares will be converted into new common stock as set forth in the amendment.
Exchange of Stock Certificates
Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as the “exchange agent” for purposes of implementing the exchange of stock certificates. Stockholders holding pre-split shares that are certificated will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. As soon as practicable after the Effective Time, our transfer agent will send to such stockholders or their brokers a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock held. Beginning on the effective date of the reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders
The following is a summary of certain material federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our common stock who hold their common shares as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on the provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or the courts will agree with the positions expressed below.
This summary is for general information purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder in light of their particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold their pre-reverse split shares as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose pre-reverse split shares constitute qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their pre-reverse split shares through individual retirement or other tax-deferred accounts, holders of common stock who are not U.S. Holders (as defined below), holders pre-reverse split shares who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their pre-reverse split shares in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation, or holders of pre-reverse split shares who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities. In addition, this summary does not discuss the tax consequences of the Reverse Stock Split under state, local, non-U.S. laws or under gift, excise or other federal non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock.
For purposes of this discussion, a U.S. Holder means a beneficial owner of common stock that is: (i) an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
Tax Consequences of the Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of common stock in exchange for their pre-Reverse Stock Split shares. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. A U.S. Holder that receives solely a reduced number of shares of common stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock, and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization such as the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of pre-Reverse Stock Split common stock were acquired at different times or at different prices.
A U.S. Holder that receives cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Quince, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share and its adjusted basis allocable to the fractional share interests. Such gain or loss will be long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock, if any, should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of common stock received, if any, should include the holding period of the pre-Reverse Stock Split shares of common stock exchanged.
No gain or loss will be recognized by Quince as a result of the proposed Reverse Stock Split.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.
No Dissenters’ Rights
Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to our proposed amendment to the certificate of incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, P.C. has audited the Company’s financial statements since 2018. Representatives of BDO USA, P.C. are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm. However, the audit committee is submitting the selection of BDO USA, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and December 31, 2023, by BDO USA, P.C., the Company’s principal accountant:

	Year Ended December 31,
	2024	2023
Audit fees(1)	$871,735	$903,049
Audit related fees(2)	—	177,490
Tax fees(3)	70,330	111,843
All other fees(4)	—	—
Total fees	$942,065	$1,192,382
______________________________
(1)Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings and other engagements such as consents and review of documents filed with the SEC.
(2)Consists of fees billed for professional services rendered by BDO USA, P.C. that are reasonably related to the performance of the audit of our financial statements. Specifically, these costs include fees for due diligence consultation related to the acquisition of EryDel.
(3)Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, as well as technical tax advice related to federal and state income tax matters.
(4)BDO USA, P.C. did not provide any “other services” during the last two fiscal years.
All fees described above were pre-approved by our audit committee.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee or its Chair, whom the Audit Committee has designated as a one-person subcommittee with pre-approval authority, pre-approved all audit fees, audit-related fees, tax fees and other fees in 2024 and 2023. Any pre-approvals by the subcommittee must be and were presented to the Audit Committee at its next scheduled meeting. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FOUR.

PROPOSAL FIVE: ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
The compensation of our named executive officers subject to the vote is disclosed in “Executive Compensation,” and the compensation tables and the related narrative disclosure contained in this Proxy Statement.
Accordingly, the Board recommends that our stockholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the compensation committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the compensation committee and Board in continuing to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2026 Annual Meeting of Stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FIVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our current directors;
•each of our current named executive officers; and
•all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage ownership of our common stock is based on 44,089,142 shares of our common stock outstanding on March 31, 2025. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Quince Therapeutics, Inc., 611 Gateway Boulevard, Suite 273, South San Francisco, California 94080.

Name of Beneficial Owner	Number of Shares	Options Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Percentage of Total (%)
5% Stockholders
Entities Affiliated with Sofinnova Capital VII(1)	2,397,711	—	2,397,711	5.4%
Entities Affiliated with Genextra S.p.A.(2)	2,806,611	—	2,806,611	6.4%
Named Executive Officers and Directors
Dirk Thye, M.D.	860,165	2,312,590	3,172,755	6.8%
Charles Ryan, Ph.D.	122,461	289,790	412,251	*
Brendan Hannah	304,652	674,646	979,298	2.2%
David A. Lamond(3)	4,384,096	87,954	4,472,050	10.1%
Margaret McLoughlin, Ph.D.	8,000	168,872	176,872	*
Christopher J. Senner	—	176,787	176,787	*
June Bray	—	70,570	70,570	*
Una Ryan, OBE, Ph.D.(4)	2,875	167,969	170,844	*
Luca Benatti, Ph.D.	80,261	18,000	98,261	*
Rajiv Patni, M.D.	—	18,000	18,000	*
All executive officers and directors as a group (10 persons)(5)	5,762,510	3,985,178	9,747,688	20.3%
______________________________
(1)The indicated ownership is as of December 31, 2024 and is based solely on a Schedule 13G filed with the SEC by the reporting person on February 14, 2025. Sofinnova Capital VIII (“SC VIII”) reports sole voting power, except that Sofinnova Partners SAS, a French corporation (“SP SAS”), the management company of SC VIII, may be deemed to have sole voting power, and Antoine Papiernik (“Papiernik”), Henrijette Richter (“Richter”), Maina Bhaman (“Bhaman”), Graziano Seghezzi (“Seghezzi”), Anta Gkelou ("Gkelou") and Karl Naegler ("Naegler"), the members of the investment committee of SC VIII, may be deemed to have shared power to vote these shares. The address for each of these entities and persons is Sofinnova Partners SAS, 7-11 boulevard Hausmann 75009 Paris, France.
(2)The indicated ownership is as of October 18, 2024 and is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 18, 2025. Consists of 2,806,611 shares held by Genextra S.p.A. (“Genextra”). Voting decision on behalf of Genextra may be made by its chief executive officer, Francesco Micheli (“Micheli”), the Chief Executive Officer and Chairman of the board of Genextra, and Matteo Bruno Renzulli (“Renzullli”), its attorney in fact (procuratore speciale), each may exercise voting control over the shares owned by Genextra and are deemed to have shared voting control over such shares. The address for reporting persons is Via G. De Grassi, 11 20123 Milano Italy.
(3)Consists of (i) 301,829 shares held of record by David A. Lamond, (ii) 2,347,545 shares held of record by Blue Devil Trust dated 12/03/2010 and (iii) 1,734,722 shares held by the David A. Lamond Trust dated 2006. Mr. Lamond is the trustee of the Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006 and holds sole voting and dispositive power with respect to the shares held of record by Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006.
(4)Consists of 2,875 shares held of record by Una S. Ryan Revocable Trust. Ms. Ryan is the trustee of the Una S. Ryan Revocable Trust and holds sole voting and dispositive power with respect to the shares held of record by Una Ryan Revocable Trust.
(5)Includes shares beneficially owned by all current executive officers and directors of the Company. Consists of 5,762,510 shares of common stock and 3,985,178 shares of common stock underlying options that are exercisable within 60 days of March 31, 2025.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our executive officers as of April 16, 2025.

Name	Age	Position
Dirk Thye, M.D.	55	Chief Executive Officer, Chief Medical Officer and Director
Charles Ryan, Ph.D.	60	President
Brendan Hannah	40	Chief Operating Officer, Chief Business Officer, and Chief Compliance Officer
Dirk Thye, M.D. For a brief biography of Dr. Thye, please see “Directors Continuing in Office Until the 2027 Annual Meeting” above.
Charles Ryan, Ph.D. has served as our President since September 2023. Most recently from May 2021 to October 2022, Dr. Ryan served as President, Chief Executive Officer, and Chairman of Travecta Therapeutics, a private biopharmaceutical company pioneering transformative treatments for serious neurological conditions. From December 2017 to December 2020, he served as Chief Executive Officer and Director of Neurotrope, Inc., a clinical-stage biopharmaceutical company developing targeted, novel regenerative therapeutics for neurodegenerative diseases and developmental disorders. Prior to that, he served as Senior Vice President and Chief Intellectual Property Counsel at Forest Laboratories (now AbbVie) for more than 10 years where he managed several intellectual property estates spanning CNS, cardiovascular, gastrointestinal, respiratory, and anti-infective therapeutic areas. He also worked closely with the commercial and development teams, as well as the business development teams at Forest. Dr. Ryan holds a J.D. from Western New England University, a Ph.D. in Oral Biology and Pathology from Stony Brook University, and a B.A. in Chemistry from The College of Wooster. He is a member of the New York State Bar and is a patent practitioner of the U.S. Patent and Trademark Office.
Brendan Hannah has served as our Chief Business Officer since May 2022 and was appointed as our Chief Compliance Officer in March 2023 and our Chief Operating Officer in October 2023. Previously, Mr. Hannah served as the Chief Operating Officer of Novosteo Inc., a biopharmaceutical company, from November 2021 to May 2022. Previously, from January 2019 to October 2021, Mr. Hannah was the Chief Business Officer of Neuroptika, Inc., a biopharmaceutical company, and from January 2017 to March 2020, the Vice President of Operations and Strategy of Geom Therapeutics, a biopharmaceutical company. Mr. Hannah holds an M.B.A. from the University of California, Los Angeles Anderson School of Management and a B.A. in Economics from Colorado College.

EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for fiscal 2024 consisted of the following individuals:
•Dirk Thye, M.D., our Chief Executive Officer and Chief Medical Officer;
•Charles Ryan, Ph.D., our President; and
•Brendan Hannah, our Chief Operating Officer, Chief Business Officer, and Chief Compliance Officer;
SUMMARY COMPENSATION TABLE
The following table sets forth all of the compensation awarded to, earned by, or paid to each of the NEOs for their services rendered for the years ended December 31, 2024 and 2023.

Name and Principal Position(s)	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Dirk Thye	2024	550,000	1,965,000	213,125	4,000	2,732,125
Chief Executive Officer and Chief Medical Officer	2023	550,000	474,000	302,500	4,000	1,330,500
Charles Ryan	2024	500,000	189,950	177,500	25,600	893,050
President	2023	147,756	588,600	70,000	11,200	817,556
Brendan Hannah	2024	425,000	786,000	150,875	4,000	1,365,875
Chief Business Officer, Chief Operating Officer and Chief Compliance Officer	2023	425,000	240,000	178,500	4,000	847,500
(1)The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options granted in the indicated year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 10 to the historical financial statements included in our Annual Report on Form 10-K. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)Amounts shown in this column represent the annual performance bonus awards earned by our NEOs under our Executive Incentive Bonus Plan. Such bonuses are tied to achievement against clinical and regulatory goals and strategic objectives, with payouts determined after the close of the year and primarily based on our level of achievement against those corporate goals and compensation committee discretion. Payouts for 2024 occurred in the first quarter of 2025. For more information, please see the summary set forth below under the heading, “Executive Incentive Bonus Plan.”
(3)The table below shows the components of “All Other Compensation” for each of our NEOs for 2024.

Name	Retirement Plan Contributions(A)	All Other Compensation(B)	Total ($)
Dirk Thye	4,000	—	4,000
Charles Ryan	4,000	21,600	25,600
Brendan Hannah	4,000	—	4,000
(A)Represents the Company matching contribution to the accounts of our NEOs in the Company’s 401(k) plan.
(B)Represents compensation for health insurance premiums of $1,800 per month.

OUTSTANDING EQUITY AWARDS
The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2024.

	Option Awards							Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price {$)	Option Expiration Date		Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Dirk Thye, M.D.	9/9/2021	9/9/2021	—	—	—	—		48,673	87,611	(1)(3)(4)
	5/19/2022	3/23/2022	51,733	64,667	0.55	3/23/2032	(2)(3)	—	—
	5/23/2022	5/23/2022	1,278,523	701,127	2.98	5/23/2032	(2)	—	—
	2/1/2023	1/1/2023	150,000	300,001	0.94	2/1/2033	(1)	—	—
	2/1/2024	1/1/2024	374,999	1,125,001	1.31	2/1/2034	(1)
Charles Ryan, Ph.D.	9/1/2023	9/1/2023	181,666	363,334	1.30	9/1/2033	(2)	—	—
	2/1/2024	1/1/2024	36,249	108,751	1.31	2/1/2034	(1)	—	—
Brendan Hannah	11/1/2021	11/1/2021	—	—	—	—		29,744	53,539	(1)(3)(4)
	5/19/2022	3/23/2022	15,094	32,345	0.55	3/23/2032	(2)(3)	—	—
	5/23/2022	5/23/2022	228,402	125,254	2.98	5/23/2032	(2)	—	—
	2/1/2023	1/1/2023	112,499	112,501	0.94	2/1/2033	(1)	—	—
	10/24/2023	10/23/2023	21,874	53,126	0.99	10/24/2033	(1)	—	—
	2/1/2024	1/1/2024	149,999	450,001	1.31	2/1/2034	(1)	—	—
(1)The shares subject to the equity award vest over a four-year period, with 1/48th of the shares vesting and becoming exercisable one month after the vesting commencement date, and an additional 1/48th of the shares subject to such option vest and become exercisable each month thereafter, subject to the NEO providing continued service to us through each vesting date.
(2)The shares subject to the equity award vest over a four-year period, with 25% vesting on one-year-anniversary from the vesting commencement date, and the balance vesting each month over the remaining three-year period, subject to the NEO providing continued service to us through each vesting date.
(3)These equity awards were assumed in connection with the Company’s merger with Novosteo, Inc. on May 19, 2022.
(4)The market value was based on the closing stock price, $1.87, on December 31, 2024.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND OUTSTANDING EQUITY AWARDS TABLE
Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses, and long-term incentive compensation. We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.
Executive Incentive Bonus Plan
Each of our NEOs is eligible to participate in our Executive Incentive Bonus Plan (“Bonus Plan”). The purpose of the Bonus Plan is to motivate and reward eligible officers and other designated employees for their contributions toward the achievement of certain performance goals. Each NEO is eligible to receive a performance bonus based on (1) the individual’s target bonus, as a percentage of base salary, and (2) the percentage attainment of performance goals established by the compensation committee. For 2024, the targets for each Named Executive Officer, as a percentage of base salary, were as follows: 50% for Dr. Thye, 40% for Dr. Ryan, and 40% for Mr. Hannah. On January 28, 2025, the compensation committee determined that 77.5% of the corporate objectives were achieved for 2024 and therefore each of Dr. Thye, Dr. Ryan, and Mr. Hannah were entitled to be paid out bonuses at 77.5% of the corporate goal achievement.
Long-Term Incentives
On February 1, 2024, Dr. Thye, Dr. Ryan, and Mr. Hannah received options to purchase 1,500,000, 145,000, and 600,000 shares of common stock, respectively, with an exercise price of $1.31 per share. The options vest in equal monthly installments over a four-year period beginning on January 1, 2024, subject to the NEOs’ continuous service with the Company through each applicable vesting date.
Employment Agreements and Separation Agreements with Our NEOs
We have offer letter agreements and separation agreements with each of our NEOs. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, annual performance bonus opportunity, initial equity grant amount and eligibility for employee benefits. The key terms of the offer letters are described below.
Dirk Thye, M.D.
In May 2022, we entered into an offer letter with Dr. Thye, our current Chief Executive Officer and Chief Medical Officer. The offer letter has no specific term and provides for at-will employment. Dr. Thye’s annual base salary was $550,000 for fiscal year 2024. Dr. Thye is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Thye’s target bonus was 50% of his annual base salary for fiscal year 2024.
The Company and Dr. Thye entered into an executive change in control and severance agreement, or the Thye Severance Agreement. For a summary of the material terms of the Thye Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.
Charles Ryan, Ph.D.
In September 2023, we entered into an offer letter with Dr. Ryan, our current President. The offer letter has no specific term and provides for at-will employment. Dr. Ryan’s annual base salary was $500,000 for fiscal year 2024. Dr. Ryan is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Ryan’s target bonus was 40% of his annual base salary for fiscal year 2024. In addition, Dr. Ryan is eligible for a monthly cash stipend of $1,800 to assist in covering the cost of his health insurance premium or other medical expenses.
In connection with the commencement of his employment with the Company, the Company granted Dr. Ryan an option to purchase 545,000 shares of the Company’s common stock (the “Ryan Option”) pursuant to the 2019 Plan, with an exercise price equal to the fair market value of the Company’s common stock on the grant date. 25% of the shares subject to the Ryan Option will vest one year after the date of the grant and the remaining shares will vest in equal monthly installments over the following three years thereafter, subject to Dr. Ryan’s continuous service with the Company through each applicable vesting date.

The Company and Dr. Ryan entered into an executive change in control and severance agreement or the Ryan Severance Agreement. The Ryan Severance Agreement provides for severance benefits upon a qualifying termination of employment, including modified severance benefits on a qualifying termination of employment in connection with a change in control. For a summary of the material terms of the Ryan Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.
Brendan Hannah
In May 2022, we entered into an offer letter with Mr. Hannah, our current Chief Operating Officer and Chief Business Officer. The offer letter has no specific term and provides for at-will employment. Mr. Hannah’s annual base salary was $425,000 for fiscal year 2024. Mr. Hannah is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Mr. Hannah’s target bonus was 40% of his annual base salary for fiscal year 2024.
The Company and Mr. Hannah entered into an executive change in control and severance agreement, or the Hannah Severance Agreement. For a summary of the material terms of the Hannah Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.
Welfare and Health Benefits
Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see description under “401(k) Plan” below), medical, dental, vision, short-term disability, long-term disability and group life insurance, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or nonqualified deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our board of directors may elect to adopt such plans in the future if it determines that doing so is in our best interests.
Perquisites and Other Benefits
We generally do not offer perquisites or personal benefits to our NEOs, although we may from time to time provide reasonable relocation, signing bonuses, retention bonuses, or other benefits to our NEOs as our compensation committee determines appropriate.
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Internal Revenue Code of 1986, as amended or the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.
Historically, we have not made matching contributions into the 401(k) plan on behalf of participants. However, in 2021, we began matching 100% of employee contributions, up to an annual maximum of $4,000 per calendar year for each employee. All such employee contributions and Company matching contributions are immediately and fully vested.
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We have entered into Severance Agreements or Executive Change in Control and Severance Agreements, or CiC Agreements, with Dr. Thye, Dr. Ryan, and Mr. Hannah, which provide for certain payments and benefits in connection with certain terminations of employment with the Company, including terminations that occur in connection with a change in control (as defined in the CiC Agreements), subject to the named executive officer’s execution and non-revocation of a general release of claims in a form prescribed by the Company.
The compensation committee believes that the severance protection benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
Under the CiC Agreements, if within the period beginning 3 months prior to, and ending 18 months following, a change in control of the Company, or the CiC Period, the Company terminates a named executive officer’s employment without “cause” or a named executive officer resigns for “good reason” (each as defined in the CiC Agreements), the named executive officer will be eligible to receive the following: (i) 18 months of base salary to be paid within thirty (30) days following the Release Deadline (as defined in the CiC Agreements); (ii) an amount equal to 150% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs, pro-rated to the effective date of termination, to be paid in a single lump-sum within thirty (30) days following the Release Deadline; (iii) full vesting acceleration of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 100% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting, as of the later of the named executive officer’s termination of employment of the change in control; (iv) a cash payment equal to 18 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following the Release Deadline.
In addition, the CiC Agreements provide that if the Company terminates a named executive officer’s employment without cause or a named executive officer resigns for “good reason” outside of the CiC Period, the named executive officer will be eligible to receive the following: (i) 12 months of base salary; (ii) an amount equal to 100% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs, pro-rated to the effective date of termination, to be paid in a single lump-sum within thirty (30) days following termination of employment; (iii) vesting acceleration of 50% of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 50% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting as of the named executive officer’s termination of employment; (iv) a cash payment equal to 12 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following the Release Deadline. The base salary severance will be paid to named executive officer at named executive officer’s Base Salary Rate (as defined in the CiC Agreements) in accordance with the Company’s normal payroll practices on the Company’s regularly scheduled payroll dates commencing with the first regularly scheduled payroll date that occurs at least 8 days following termination of employment, with the first payment being equal to the number of business days between named executive officer’s last day of employment and the date of the first payment multiplied by named executive officer’s daily Base Salary Rate.
Pursuant to the CiC Agreements, in the event of a change in control, if our successor does not agree to assume, substitute or otherwise continue any then outstanding stock options, the vesting of the unvested stock options shall accelerate in full (or, with respect to performance-based options, at 100% of target level), effective immediately prior to and contingent upon a change of control, unless our named executive officer resigns without good reason or is terminated for cause.
In addition, if any of the payments or benefits provided to a named executive officer constitutes a parachute payment under Section 280G of the Code, the payments or benefits may be reduced so that no portion of the payment is subject to the excise tax imposed under Section 4999 of the Code.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year (a)	Summary Compensation Table Total for Dirk Thye (b)(1)	Compensation Actually Paid to Dirk Thye (c)(2)	Summary Compensation Table Total for Christopher Lowe (b)(1)	Compensation Actually Paid to Christopher Lowe (c)(2)	Summary Compensation Table Total for Casey C. Lynch (b)(2)	Compensation Actually Paid to Casey C. Lynch (c)(2)	Average Summary Compensation Table Total for Non-CEO NEOs (d)(3)	Average Compensation Actually Paid to Non-CEO NEOs (e)(4)	Fixed $100 Investment Based on Total Shareholder Return (f)(5)	Net Income (Loss) (in millions) (h)(6)
2024	$2,732,125	$3,365,648	—	—	—	—	$1,129,463	$1,289,891	$14.82	$(56.83)
2023	$1,330,500	$2,491,503	$—	$—	$—	$—	$1,004,325	$948,782	$8.32	$(31.39)
2022	4,968,477	1,790,159	3,400,870	(742,796)	$5,167,258	$(1,870,802)	$2,746,696	$230,797	$5.05	$(51.66)

(1)    The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Thye (who served as Chief Executive Officer during each of fiscal years 2024, 2023, and 2022), Mr. Lowe (who served as Interim Chief Executive Officer during fiscal year 2022), and Ms. Lynch (who served as Chief Executive Officer during fiscal year 2022) for each corresponding year in the “Total” column of the Summary Compensation Table. Each of Dr. Thye, Mr. Lowe, and Ms. Lynch is referred to herein as a “PEO” or as the “PEOs” collectively. Refer to “Executive Compensation Tables—Summary Compensation Table.”
(2)    The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to each PEO, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to each PEO in the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to PEO's respective total compensation to determine the compensation actually paid in the applicable year:

2024
Adjustments to Determine Compensation Actually Paid for PEO	Thye
Summary Compensation Table Total(a)	$2,732,125
Subtract: Adjustment for Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(1,965,000)
Add: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year(b)	1,577,936
Add/Subtract: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	680,418
Add: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	312,796
Add/Subtract: Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	27,373
Subtract: Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—
Compensation Actually Paid	$3,365,648
______________________
(a)We have not reported any amounts in our Summary Compensation Table for a change in pension value and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.
(b)The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(3)    The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEOs for each applicable year) (the “Non-PEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows:
2024: Charles Ryan, Ph.D. and Brendan Hannah
2023: Charles Ryan, Ph.D., Brendan Hannah, and Karen Smith, M.D., Ph.D.; and
2022: Caryn McDowell, Leslie Holsinger, Karen Smith, M.D., Ph.D., and Brendan Hannah.
(4)    The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group , as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid in the applicable year:

Adjustments to Determine Average Compensation Actually Paid for non-PEO NEOs	2024
Total Reported in Summary Compensation Table	$1,129,463
Subtract: Adjustment for Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(487,975)
Add: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year(b)	391,854
Add/Subtract: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	190,839
Add: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	77,677
Add/Subtract: Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(11,967)
Subtract: Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—
Compensation Actually Paid	$1,289,891

______________________________

(a)We have not reported any amounts in our Summary Compensation Table for a change in pension value and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.
(b)The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(5)    Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)    The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, for executive officers, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the compensation committee occurring in such quarter. The Company also maintains an equity grant delegation policy (the “Equity Grant Policy”) pursuant to which the compensation committee has delegated to Dr. Thye, our Chief Executive Officer, and Mr. Hannah, our Chief Operating Officer and Chief Business Officer, the authority to grant new-hire option awards, within the guidelines and limits set forth in the Equity Grant Policy. Any new-hire option awards to be granted pursuant to the Equity Grant Policy are made on the second Tuesday of each month of the calendar year. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the close of business on the date of each annual meeting of the Company’s stockholders, respectively, pursuant to the Outside Director Compensation Policy, as further described under the heading, “Director Compensation—Non-Employee Director Compensation Arrangements” below. The compensation committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. Option grants made pursuant to the Equity Grant Policy and the Outside Director Compensation Policy are awarded regardless of whether there is any MNPI about the Company on the regular, predetermined grant dates thereunder, and such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

DIRECTOR COMPENSATION
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2024. Dr. Thye is not included in the table below, as he was employed in 2024 as our Chief Executive Officer and Chief Medical Officer, and received no additional compensation for his service as director. The compensation received by Dr. Thye is shown in “Executive Compensation—Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)(1)(2)	Total ($)
David A. Lamond	71,500	22,140	93,640
Margaret McLoughlin, Ph.D.	47,500	22,140	69,640
Una Ryan, OBE, Ph.D.	64,000	22,140	86,140
Christopher J. Senner	53,000	22,140	75,140
June Bray	45,500	22,140	67,640
Luca Benatti, Ph.D.	38,000	22,140	60,140
Rajiv Patni, M.D.	34,625	81,270	115,895
(1)The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted in 2024 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 10 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)Our non-employee directors held the following number of outstanding stock options as of December 31, 2024:

Name	Shares Subject to Outstanding Stock Options (#)
David A. Lamond	103,058
Margaret McLoughlin, Ph.D.	187,969
Una Ryan, OBE, Ph.D.	194,969
Christopher J. Senner	194,969
June Bray	108,000
Luca Benatti, Ph.D.	81,000
Rajiv Patni, M.D.	67,500

Non-Employee Director Compensation Arrangements
Pursuant to our outside director compensation policy adopted by our board of directors on June 7, 2022, as amended and restated on December 2, 2024 (the "Outside Director Compensation Policy"), we pay each non-employee director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director. Chairperson of the board of directors, and the chair of each committee will receive higher annual cash retainers for such service. Each director may elect to receive all of the annual cash retainer, beginning with the annual cash retainer to be received on and after January 1, 2025, in the form of a stock option, which will vest in substantially equal quarterly installments on the last day of each quarter, subject to the director’s continued service through such date. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:

	Member Annual Cash Retainer	Lead/Chairperson Annual Cash(1)
Board of Directors	$38,000	$52,500
Audit Committee	$7,500	$15,000
Compensation Committee	$5,500	$11,000
Nominating and Corporate Governance Committee	$4,000	$8,000
(1)Such amounts are inclusive of, and not in addition to, the Member Annual Cash Retainer.
Pursuant to our Outside Director Compensation Policy, each non-employee director who is appointed to our board of directors shall initially be granted a stock option to purchase 54,000 shares of our common stock.
One-third of the shares subject to such initial stock option grant will vest on each of the first, second and third anniversaries of the date of grant, subject to the director’s continued service as a member of our board of directors through each vesting date. Further, at the close of business on the date of each annual meeting of stockholders, each continuing non-employee director will be granted a stock option to purchase the total shares of our common stock set forth below:
•If the non-employee director’s appointment to our board of directors occurred more than six (6) months prior to the annual meeting of our stockholders, the stock option will cover 27,000 shares of our common stock.
•If the non-employee director’s appointment to our board of directors occurred between three (3) and six (6) months prior to the annual meeting of our stockholders, the stock option will cover 13,500 shares of our common stock.
•If the non-employee director’s appointment to our board of directors occurred less than three (3) months prior to the annual meeting of our stockholders, the non-employee director will not receive a stock option on the date of the annual meeting of our stockholders.
100% of the shares subject to any such annual stock option grant will vest in full on the one-year anniversary of the grant date, subject to the director’s continued service as a member of our board of directors through the vesting date.
All stock options granted to non-employee directors will be made pursuant to our 2019 Plan and will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our Company, subject to the director’s continued service as a member of our board of directors through the change in control.
We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees.
The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2024 with respect to all of the Company's equity compensation plans under which shares of our common stock may be issued.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	7,408,005	(2)	3.16	4,352,837	(3)
Equity compensation plans not approved by security holders (4)	2,497,145	(5)	2.82	1,913,491	(6)
Total	9,905,150		3.07	6,266,328
______________________________
(1)Includes the 2019 Plan and our ESPP. For a description of these plans, refer to Note 10 to the historical financial statements included in our Annual Report on Form 10-K.
(2)Includes 7,408,005 options issued and outstanding under the 2019 Plan.
(3)Includes 2,428,575 shares available for issuance under the 2019 Plan, and 1,924,262 shares available for issuance under the ESPP. The number of shares reserved for issuance under the 2019 Plan increased automatically by 1,760,066  shares on January 1, 2025 and will increase automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 2,146,354 shares; (ii) 4% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our ESPP but may do so at a future time. The number of shares reserved for issuance under the ESPP increased automatically by 440,016 shares on January 1, 2025 and will increase automatically on January 1 of each year by the number of shares equal to the lessor of (1) 536,589 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such lesser number of shares determined by our board of directors
(4)Includes our 2022 Inducement Plan and the Novosteo Plan.
(5)Includes 163,839 shares of common stock issuable pursuant to outstanding stock options under our Novosteo Plan and 2,333,306 shares of common stock issuable pursuant to outstanding stock options under our 2022 Inducement Plan, each adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The terms and conditions of the 2022 Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2019 Plan. The Novosteo Plan was assumed by the Company pursuant to the Novosteo Acquisition, which awards if cancelled, will not be reissued.
(6)Includes 246,797 shares available for issuance under the Novosteo Plan and 1,666,694 shares available for issuance under the 2022 Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Director Compensation,” respectively, since January 1, 2023, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds lesser of $120,000 or 1% of the average of Quince’s total assets at year-end for the fiscal years ended December 31, 2024 and December 31, 2023 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Stewart Low, the son of Dr. Philip Low, a former member of our board of directors, is engaged by the Company as a consultant, formerly an employee of the Company. In 2023, he earned compensation, including salary and severance, related to termination of his employment with the Company of $197,271 in the aggregate and $11,577 in connection with his consulting services after termination of his employment.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and executive officers to the fullest extent permitted under Delaware law. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances.
Review, Approval or Ratification of Transactions with Related Parties
Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a related party transaction with us without the review and approval of our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest). The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Quince Therapeutics, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Quince. Direct your written request to Quince Therapeutics, Inc., Attn: Investor Relations, 611 Gateway Boulevard, Suite 273, South San Francisco, California 94080 or contact us at (415) 910-5717. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Quince Therapeutics, Inc.
611 Gateway Boulevard, Suite 273
South San Francisco, California
94080 Attn: Investor Relations
Our annual report on Form 10-K for the fiscal year ended December 31, 2024 is also available at https://ir.quincetx.com/investor-relations under “SEC Filings” in the “Financial Information” section of our website and at http://www.astproxyportal.com/ast/22818.
OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer, Chief Medical Officer, and Director
South San Francisco, California
April 23, 2025

Appendix A

Form of Amendment to Amended and Restated Certificate of Incorporation with Respect to Proposal 2

CERTIFICATE OF AMENDMENT TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
QUINCE THERAPEUTICS, INC.
Quince Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
A.The Corporation was originally incorporated, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 20, 2012, under the name “Cortexyme, Inc.”
B.This Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”) was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.
Article IV, Section 1 of the Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:
“ARTICLE IV
Section 1. The total number of shares of all classes of stock that the Corporation has authority to issue is 260,000,000 shares, consisting of two classes: 250,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”
C. This Certificate of Amendment was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Section 242 of General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.
IN WITNESS WHEREOF, Quince Therapeutics, Inc. has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on     , 2025.

Quince Therapeutics, Inc.

By:
Dirk Thye
Chief Executive Officer

Appendix B

Form of Amendment to Amended and Restated Certificate of Incorporation with Respect to Proposal 3

CERTIFICATE OF AMENDMENT TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
QUINCE THERAPEUTICS, INC.
Quince Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
A.The Corporation was originally incorporated, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 20, 2012, under the name “Cortexyme, Inc.”
B.This Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”) was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.
Article IV, Section 1 of the Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:
[IF PROPOSAL 2 IS APPROVED AND IMPLEMENTED]
“ARTICLE IV
Section 1. The total number of shares of all classes of stock that the Corporation has authority to issue is 260,000,000 shares, consisting of two classes: 250,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
Effective as of 5:00 p.m. Eastern time, on the date this Certificate of Amendment to this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each ten shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding shall be combined into one share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Global Select Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware.”
[IF PROPOSAL 2 IS NOT APPROVED AND IMPLEMENTED]
“ARTICLE IV
Section 1. The total number of shares of all classes of stock that the Corporation has authority to issue is 110,000,000 shares, consisting of two classes: 100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
Effective as of 5:00 p.m. Eastern time, on the date this Certificate of Amendment to this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each ten shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding shall be combined into one share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Global Select Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware.”
C.This Certificate of Amendment shall be effective as of the Effective Time.

D.This Certificate of Amendment was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Section 242 of General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.
IN WITNESS WHEREOF, Quince Therapeutics, Inc. has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on     , 2025.

Quince Therapeutics, Inc.

By:
Dirk Thye
Chief Executive Officer

ANNUAL STOCKHOLDERS MEETING

QUINCE THERAPEUTICS, INC.

June 4, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818

Please sign, date and promptly return your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330303030000000000 1   060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS TWO, THREE, FOUR AND FIVE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect three Class III nominees for directors to hold office until the 2028 annual meeting of stockholders and until their respective successors are elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ June Bray
- ○ Christopher J. Senner
- ○ Rajiv Patni, M.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS TWO, THREE, FOUR AND FIVE.

Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote **FOR ALL NOMINEES** listed in Proposal One of the Proxy Statement, **FOR** an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares as described in Proposal Two of the Proxy Statement, **FOR** an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten as described in Proposal Three of the Proxy Statement, **FOR** the ratification of the selection of BDO USA, P.C. as the Company's independent registered public accounting firm as described in Proposal Four of the Proxy Statement and **FOR** the approval of the compensation of the Company's named executive officers as described in Proposal Five of the Proxy Statement.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL STOCKHOLDERS MEETING

QUINCE THERAPEUTICS, INC.

June 4, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and promptly return your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - Access https://web.lumiconnect.com/294872708 password: quince2025 (case sensitive) and follow the on screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown to the right.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330303030000000000 1 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS TWO, THREE, FOUR AND FIVE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect three Class III nominees for directors to hold office until the 2028 annual meeting of stockholders and until their respective successors are elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ June Bray
- ○ Christopher J. Senner
- ○ Rajiv Patni, M.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" LISTED IN PROPOSAL ONE AND "FOR" PROPOSALS TWO, THREE, FOUR AND FIVE.

Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote **FOR ALL NOMINEES** listed in Proposal One of the Proxy Statement, **FOR** an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares as described in Proposal Two of the Proxy Statement, **FOR** an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten as described in Proposal Three of the Proxy Statement, **FOR** the ratification of the selection of BDO USA, P.C. as the Company's independent registered public accounting firm as described in Proposal Four of the Proxy Statement and **FOR** the approval of the compensation of the Company's named executive officers as described in Proposal Five of the Proxy Statement.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2025 Annual Meeting of Stockholders
of
QUINCE THERAPEUTICS, INC.
Wednesday, June 4, 2025
10:00 a.m. Pacific Time
via
live webcast at https://web.lumiconnect.com/294872708
Online check-in will commence at 9:30 a.m. Pacific Time

YOUR VOTE IS IMPORTANT:
Even if you plan to attend the Annual Meeting online,
please vote your shares by proxy, telephone or internet prior to the meeting.

QUINCE THERAPEUTICS, INC.

This Proxy is Solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Dirk Thye and Brendan Hannah, and each of them, as proxies for the undersigned, each to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Quince Therapeutics, Inc. that the undersigned stockholder(s) may be entitled to vote at the Annual Meeting of Stockholders of Quince Therapeutics, Inc. to be held on June 4, 2025, at 10:00 a.m. Pacific Time (local time), via live webcast on the internet at https://web.lumiconnect.com/294872708, and any and all adjournments or postponements thereof, with all powers that the undersigned(s) would possess if personally present, on all matters set forth on the reverse side and in accordance with the instructions set forth on the reverse side, with discretionary authority as to any other business that may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of Quince Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on March 24, 2025, and the Definitive Proxy Statement dated April 23, 2025. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Quince Therapeutics, Inc., gives notice of such revocation.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR ALL NOMINEES listed in Proposal One of the Proxy Statement, FOR an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares as described in Proposal Two of the Proxy Statement, FOR an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten as described in Proposal Three of the Proxy Statement, FOR the ratification of the selection of BDO USA, P.C. as the Company's independent registered public accounting firm as described in Proposal Four of the Proxy Statement and FOR the approval of the compensation of the Company's named executive officers as described in Proposal Five of the Proxy Statement, in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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